UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2002

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      001-16133                06-1245881
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



                 1100 Summer Street, Stamford, Connecticut 06905
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure

               On December 9, 2002, Delcath Systems, Inc. (the "Company") issued a press release announcing it has filed a registration statement with the Securities and Exchange Commission for an underwritten public offering of securities in the form of units. Each unit will consist of shares of common stock and warrants to purchase shares of common stock. The Company's press release dated December 9, 2002 is incorporated herein by reference and filed as an exhibit hereto.

Item 7.  Financial Statements and Exhibits

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits

            Exhibit No.                          Description
            -----------                          -----------
                 99           Press Release dated December 9, 2002 of Delcath
                              Systems, Inc.




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



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DELCATH SYSTEMS, INC.


                                         By:     /s/ M. S. KOLY
                                            ------------------------------------
                                             M. S. Koly
                                             President and Chief Executive
Date: December 13, 2002                      Officer





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



                                  EXHIBIT INDEX


            Exhibit No.                        Description
            -----------                        -----------
                 99          Press Release dated December 9, 2002 of Delcath
                             Systems, Inc.